UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:    12/31/13

Item 1.  Reports to Stockholders.  [Insert annual report.]

THE BIONDO FUNDS

ANNUAL REPORT
DECEMBER 31, 2013

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

ANNUAL REPORT

Dear Fellow Shareholder,

Happy New Year! We hope that your holiday season was filled with cheer and wish you the best for a healthy and prosperous 2014.

The books have been closed on 2013 so now we take time to reflect on all that has occurred. The year was solid for equity markets both in the US and abroad, with the benchmark S&P 500 Index up 32.39% and the Bloomberg World Index up 16.95% for the year.

We had a rewarding year here at Biondo Investment Advisors, as evidenced by solid outperformance of our flagship mutual funds. For the fiscal year ended December 31, 2013, The Biondo Focus Fund (BFONX) was up 56.41%, while The Biondo Growth Fund (BIONX) returned 38.48%. For the one-year period ending December 31, 2013, this performance placed BFONX in the first percentile and BIONX in the fourteenth percentile relative to over 1,700 Large Growth funds according to Morningstar.

The funds benefited heavily from two of our healthcare purchases made during the year: Gilead Sciences and Pacira Pharmaceutical. Healthcare in general was one of the highest performing sectors, in 2013. On the risk management side, we sold call options to protect gains in some of our larger holdings, particularly Gilead, Chart Industries, Celgene and Mastercard. Derivative positions are generally in the portfolios for risk management purposes rather than enhancing returns.

Economic growth was slow but stable, even in a year that experienced a federal government shutdown which lasted 16 days. The unemployment rate fell from 7.9% to 6.7% as a result of modest job growth and declining labor force participation. Although global growth was softer than expectations, markets performed well with Europe emerging from recession, Japan being aided by both monetary and fiscal policy and China engineering a soft landing.

We believe publicly-traded companies remain in healthy shape. Debt levels remain at their lowest levels in percentage terms in over 30 years. There has been over $1 trillion in the coffers of US companies and merger and acquisition activity has continued to rise. In our opinion, this bodes well for share buyback activity as well as increased dividends – two trends that tend to benefit investors.

We also expect that fund flows will continue to shift in 2014 away from fixed income and into equities. As we have stated many times in the past, money eventually goes where it will be treated best. Given the unprecedented low yields on fixed-income, the opportunity for economic growth and the relatively inexpensive valuations offered by equities, the risk-reward equation favors equities over fixed-income.

Turning our attention to the companies we own and our current positioning, we believe that we are in excellent shape. Our companies should continue to post solid earnings growth in 2014 and offer another year of healthy returns. As interest rates rise, it is our view that Financials should outpace other sectors in the market. We have accordingly concentrated our positions in financial services companies that are well-run, cheap on a

1

historical basis and have excellent growth opportunities emerging from the morass of 2008.

We expect 2014 to be a better year for the U.S. economy but a more subdued environment for the stock market. For the economy, there are greater tailwinds than headwinds, with growth being driven more by the private sector than monetary or fiscal policies. We anticipate GDP growth of 3% at a minimum, as the US remains the most solid economy of the major developed and emerging economies.

We anticipate interest rates will drift up from very low levels, and central banks will have limited tolerance for any lasting downside in risk asset prices. The global equity market advance has further to run in our opinion, driven by rising corporate profits. It appears that returns will be more muted than in 2013, and volatility will likely be higher.

We are clearly optimistic regarding the equity markets in 2014. Although we are sure to hit some speed-bumps along the way, we are confident in the way we are positioned as we begin the year.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Investment Officer	Chief Executive Officer

Sources: Crossing Wall Street, Bloomberg, Morningstar, ABC News, Bureau of Labor Statistics, CNN Money, Forbes, ALT Energy Stocks, Dorsey Wright, Calculated Risk Finance & Economics, Wall Street Journal

0409-NLD-1/28/2014

2

The Biondo Growth Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	One Year	Three Year	Five Year	Inception** - December 31, 2013
The Biondo Growth Fund – Investor Shares	38.48%	9.30%	13.75%	3.15%
Russell 1000 Growth Total Return Index	33.48%	16.45%	20.39%	8.38%
S&P 500 Total Return Index	32.39%	16.18%	17.94%	6.89%

Comparison of the Change in Value of a $10,000 Investment***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2013 prospectus, the Fund’s total annual operating expense is 1.65%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	13.6%	Auto Manufacturers	7.4%
Biotechnology	12.1%	Internet	6.9%
Commercial Services	9.2%	Machinery – Diversified	5.2%
Semiconductors	8.5%	Computers	4.6%
Aerospace/Defense	7.7%	Other, Cash & Cash Equivalents	17.2%
Chemicals	7.6%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, compared to its benchmarks:

	One Year	Three Year	Inception** - December 31, 2013
The Biondo Focus Fund	56.23%	10.74%	9.11%
Dow Jones Industrial Average Total Return Index	29.65%	15.71%	15.12%
S&P 500 Total Return Index	32.39%	16.18%	15.34%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s April 30, 2013 prospectus, the Fund’s total annual operating expense is 3.35%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Sectors are as follows:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	28.6%	Telecommunications	4.9%
Biotechnology	24.3%	Computers	4.8%
Pharmaceuticals	12.5%	Healthcare - Products	3.7%
Commercial Services	9.4%	Electrical Components & Equipment	1.7%
Machinery-Diversified	5.5%	Other, Cash & Cash Equivalents	(0.3)%
Auto Manufacturers	4.9%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	COMMON STOCK & WARRANTS - 96.1%
	AEROSPACE/DEFENSE - 7.7%
12,500	B/E Aerospace, Inc. *	$1,087,875
12,500	Boeing Co.	1,706,125
		2,794,000
	AUTO MANUFACTURERS - 7.4%
150,000	Ford Motor Co.	2,314,500
2,500	Tesla Motors, Inc. *	375,950
		2,690,450
	BANKS - 13.6%
100,000	Bank of America Corp.	1,557,000
175,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	3,393,250
		4,950,250
	BIOTECHNOLOGY - 12.1%
15,000	Celgene Corp. *	2,534,400
25,000	Gilead Sciences, Inc. *	1,878,750
		4,413,150
	CHEMICALS - 7.6%
17,500	FMC Corp.	1,320,550
12,500	Monsanto Co.	1,456,875
		2,777,425
	COMMERCIAL SERVICES - 9.2%
4,000	MasterCard, Inc. - Class A +	3,341,840

	COMPUTERS - 4.6%
3,000	Apple, Inc.	1,683,330

	HEALTHCARE-PRODUCTS - 2.6%
2,500	Intuitive Surgical, Inc. *	960,200

	INTERNET - 6.9%
5,000	eBay, Inc. *	274,450
2,000	Google, Inc. - Class A *	2,241,420
		2,515,870
	MACHINERY-DIVERSIFIED - 5.2%
20,000	Chart Industries, Inc. * +	1,912,800

	MEDIA - 3.1%
5,000	Discovery Communications, Inc. *	452,100
5,000	Time Warner Cable, Inc.	677,500
		1,129,600

See accompanying notes to financial statements.

5

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	OIL & GAS SERVICES - 2.6%
5,000	Core Laboratories NV	$954,750

	PHARMACEUTICALS - 3.9%
24,500	Pacira Pharmaceuticals, Inc. *	1,408,505

	SEMICONDUCTORS - 8.5%
15,000	ASML Holding NV	1,405,500
22,500	QUALCOMM, Inc.	1,670,625
		3,076,125
	TRANSPORTATION - 1.1%
4,000	Genesee & Wyoming, Inc. *	384,200

	TOTAL COMMON STOCK & WARRANTS (Cost - $19,321,089)	34,992,495

Contracts **	PUT OPTIONS PURCHASED - 0.3%
150	Time Warner Cable, Inc. *
	Expiration January 2014, Exercise Price $130.00
	TOTAL PUT OPTIONS PURCHASED (Cost - $48,150)	96,000

Shares	SHORT-TERM INVESTMENTS - 4.5%
	MONEY MARKET FUND - 4.5%
1,635,866	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% ***
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,635,866)	1,635,866

	TOTAL INVESTMENTS - 100.9% (Cost - $21,005,105) (a)	$36,724,361
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9) %	(334,832)
	NET ASSETS - 100.0%	$36,389,529

*	Non-income producing security.

+	Subject to written call option.

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

***	Money market fund: interest rate reflects seven-day effective yield on December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $20,773,787 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,687,618
Unrealized Depreciation:	(325,569)
Net Unrealized Appreciation:	$15,362,049

See accompanying notes to financial statements.

6

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Contracts **		Value
	CALL OPTIONS WRITTEN
150	Chart Industries, Inc. *
	Expiration January 2014, Exercise Price $80.00	$235,500
15	Mastercard, Inc. - Class A *
	Expiration January 2014, Exercise Price $600.00	353,025
	TOTAL CALL OPTIONS WRITTEN (Premiums received $275,080) (a)	$588,525

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

7

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	COMMON STOCK & WARRANTS - 100.3%
	AUTO MANUFACTURERS - 4.9%
65,000	Ford Motor Co. ^	$1,002,950

	BANKS - 28.6%
75,000	Bank of America Corp.	1,167,750
120,000	Bank of America Corp. - Warrants @ $13.30, Due 1/16/19 *	776,400
170,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	3,296,300
40,000	Wells Fargo & Co. - Warrants @ $34.01, Due 10/28/18 *	633,200
		5,873,650
	BIOTECHNOLOGY - 24.3%
6,500	Celgene Corp. * +	1,098,240
28,400	Gilead Sciences, Inc. * ^ +	2,134,260
15,900	Illumina, Inc. * ^	1,758,858
		4,991,358
	COMMERCIAL SERVICES - 9.4%
1,200	MasterCard, Inc. - Class A +	1,002,552
12,000	United Rentals, Inc. * ^	935,400
		1,937,952
	COMPUTERS - 4.8%
1,750	Apple, Inc. ^	981,942

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
10,000	Universal Display Corp. *	343,600

	HEALTHCARE-PRODUCTS - 3.7%
2,000	Intuitive Surgical, Inc. * ^	768,160

	MACHINERY-DIVERSIFIED - 5.5%
10,000	Chart Industries, Inc. * +	956,400
3,000	ExOne Co. *	181,380
		1,137,780
	PHARMACEUTICALS - 12.5%
40,000	Pacira Pharmaceuticals, Inc. * ^	2,299,600
30,000	Vivus, Inc. *	272,400
		2,572,000
	TELECOMMUNICATIONS - 4.9%
24,500	DigitalGlobe, Inc. * ^	1,008,175

	TOTAL COMMON STOCK & WARRANTS (Cost - $13,480,570)	20,617,567

See accompanying notes to financial statements.

8

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	SHORT-TERM INVESTMENTS - 2.2%
	MONEY MARKET FUND - 2.2%
454,506	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $454,506)	$454,506

	TOTAL INVESTMENTS - 102.5% (Cost - $13,935,076) (a)	$21,072,073
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5) %	(520,271)
	NET ASSETS - 100.0%	$20,551,802

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes, including options written, is $14,238,259 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$6,587,733
Unrealized Depreciation:	(539,406)
Net Unrealized Appreciation:	$6,048,327

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2013 is $11,025,014.

*	Non-income producing security.

+	Subject to written call option.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

Contracts ***		Value
	CALL OPTIONS WRITTEN
60	Celgene Corporation *
	Expiration January 2014, Exercise Price $130.00	$234,150
100	Chart Industries, Inc. *
	Expiration January 2014, Exercise Price $80.00	157,000
85	Gilead Sciences, Inc. *
	Expiration January 2014, Exercise Price $60.00	128,987
10	Mastercard, Inc. Cl. A *
	Expiration January 2014, Exercise Price $570.00	265,350
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $441,773) (a)	$785,487

*	Non-income producing security.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

9

The Biondo Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	The Biondo Growth Fund	The Biondo Focus Fund
ASSETS
Investment securities:
At cost	$21,005,105	$13,935,076
At value	$36,724,361	$21,072,073
Cash	—	11,390
Receivable for Fund shares sold	—	2,500
Receivable for investments sold	312,301	2,798,646
Dividends and interest receivable	2,362	—
Prepaid expenses & other assets	13,006	10,727
TOTAL ASSETS	37,052,030	23,895,336

LIABILITIES
Line of Credit payable	—	2,499,999
Options written, at value (premiums received $275,080 and $441,773, respectively)	588,525	785,487
Investment advisory fees payable	18,948	26,262
Payable for Fund shares redeemed	13,075	—
Fees payable to other affiliates	9,146	8,470
Distribution (12b-1) fees payable	7,830	4,377
Due to Custodian	5,921	—
Accrued interest	—	382
Accrued expenses and other liabilities	19,056	18,557
TOTAL LIABILITIES	662,501	3,343,534
NET ASSETS	$36,389,529	$20,551,802

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$31,511,050	$14,959,904
Accumulated net investment loss	(4,833)	—
Accumulated net realized loss from security transactions and options transactions	(10,522,499)	(1,201,385)
Net unrealized appreciation of investments	15,405,811	6,793,283
NET ASSETS	$36,389,529	$20,551,802

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$36,389,529	$20,551,802
Shares of beneficial interest outstanding	2,939,396	1,476,106
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.38	$13.92

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

10

The Biondo Funds

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	The Biondo Growth Fund	The Biondo Focus Fund
INVESTMENT INCOME
Dividends (net of $384 and $0 foreign taxes withheld)	$268,845	$74,512
Interest	—	10
TOTAL INVESTMENT INCOME	268,845	74,522

EXPENSES
Investment advisory fees	350,276	238,777
Distribution (12b-1) fees - Investor Class	87,471	39,796
Distribution (12b-1) fees - Class C	391	—
Administration fees	40,942	41,862
Fund accounting fees	25,739	23,999
Transfer agent fees	23,550	21,133
Audit fees	15,972	25,101
Registration fees	14,613	15,514
Compliance officer fees	12,910	6,093
Legal fees	9,610	10,492
Shareholder reporting expense	7,564	4,311
Trustees’ fees	6,401	8,198
Custody fees	5,665	8,280
Insurance expense	2,362	137
Shareholder Servicing fees	—	1,500
Interest Expense	—	121,204
Other expenses	4,550	3,067
TOTAL EXPENSES	608,016	569,464

Less: Fees waived by the Advisor	(82,677)	—

NET EXPENSES	525,339	569,464
NET INVESTMENT LOSS	(256,494)	(494,942)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	4,968,618	2,796,731
Options written	285,671	(113,054)
Net realized gain	5,254,289	2,683,677

Net change in unrealized appreciation (depreciation) on:
Investments	6,772,318	5,160,719
Options purchased	47,850	—
Options written	(313,445)	(343,714)
Net change in unrealized appreciation (depreciation)	6,506,723	4,817,005

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,761,012	7,500,682

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,504,518	$7,005,740

See accompanying notes to financial statements.

11

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	December 31, 2013	December 31, 2012 (a)	January 31, 2012
FROM OPERATIONS
Net investment loss	$(256,494)	$(378,931)	$(640,664)
Net realized gain (loss) from investments and options written	5,254,289	5,611,308	(1,748,931)
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	6,506,723	(4,876,739)	(2,757,842)
Net increase (decrease) in net assets resulting from operations	11,504,518	355,638	(5,147,437)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	1,191,979	859,464	3,326,417
Class C	—	34,778	288,048
Payments for shares redeemed:
Investor Class	(15,213,635)	(13,010,645)	(9,281,361)
Class C	(261,064)	(127,712)	(76,374)
Redemption fee proceeds:
Investor Class	1,547	522	6,308
Class C	—	56	12
Net decrease in net assets from shares of beneficial interest	(14,281,173)	(12,243,537)	(5,736,950)

TOTAL DECREASE IN NET ASSETS	(2,776,655)	(11,887,899)	(10,884,387)

NET ASSETS
Beginning of Period	39,166,184	51,054,083	61,938,470
End of Period *	$36,389,529	$39,166,184	$51,054,083
* Includes accumulated net investment loss of:	$(4,833)	$(5,499)	$(6,167)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	118,181	94,913	356,330
Shares Redeemed	(1,532,544)	(1,441,967)	(1,011,603)
Net decrease in shares of beneficial interest outstanding	(1,414,363)	(1,347,054)	(655,273)

SHARE ACTIVITY - CLASS C (b)
Shares Sold	—	3,846	30,471
Shares Redeemed	(28,419)	(14,231)	(9,332)
Net increase (decrease) in shares of beneficial interest outstanding	(28,419)	(10,385)	21,139

(a)	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(b)	The Biondo Growth Fund Class C Shares stopped operations on February 28, 2013.

See accompanying notes to financial statements.

12

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	December 31, 2013	December 31, 2012 (a)	January 31, 2012
FROM OPERATIONS
Net investment loss	$(494,942)	$(475,883)	$(529,103)
Net realized gain (loss) from investments and options written	2,683,677	(2,235,037)	(1,583,526)
Net change in unrealized appreciation (depreciation) of investments and options written	4,817,005	1,627,480	(1,037,511)
Net increase (decrease) in net assets resulting from operations	7,005,740	(1,083,440)	(3,150,140)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,879,191	2,258,187	8,964,450
Payments for shares redeemed	(5,447,767)	(5,979,913)	(7,861,403)
Redemption fee proceeds	39	—	568
Net increase (decrease) in net assets from shares of beneficial interest	(568,537)	(3,721,726)	1,103,615

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,437,203	(4,805,166)	(2,046,525)

NET ASSETS
Beginning of Period	14,114,599	18,919,765	20,966,290
End of Period *	$20,551,802	$14,114,599	$18,919,765
* Includes accumulated net investment loss of:	$—	$—	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	393,841	232,838	784,061
Shares Redeemed	(502,748)	(665,809)	(741,412)
Net increase (decrease) in shares of beneficial interest outstanding	(108,907)	(432,971)	42,649

(a)	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

See accompanying notes to financial statements.

13

The Biondo Focus Fund

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	7,005,740
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Proceeds from disposition of long-term investment securities	19,937,095
Purchases of long-term investment securities	(15,755,355)
Premiums received for call options written	1,034,572
Cost of closing call options written	(705,853)
Sale of short-term investments, net	1,026,245
Increase in receivables for securities sold	(1,831,157)
Decrease in prepaid expenses	2,486
Increase in accrued expenses and other liabilities	21,541
Decrease in due to custodian	(36,951)
Net change in unrealized appreciation (depreciation)	(4,817,005)
Net realized gain	(2,683,677)
Net cash provided by operating activities	3,197,681

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	4,879,191
Fund shares redeemed	(5,447,767)
Redemption fee proceeds	39
Decrease in payable for Fund shares redeemed	(115,254)
Increase in receivable for Fund shares sold	(2,500)
Decrease in line of credit	(2,500,000)
Net cash used in financing activities	(3,186,291)

Net increase in cash	11,390

CASH:
Beginning balance	—
Ending balance	$11,390

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$122,222

See accompanying notes to financial statements.

14

The Biondo Growth Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended	Period Ended		Year Ended
	December 31,	December 31,		January 31,
	2013	2012*		2012	2011	2010	2009

Net asset value, beginning of period	$8.94	$8.90		$9.72	$8.50	$6.13	$10.62
Activity from investment operations:
Net investment loss (1)	(0.08)	(0.07)		(0.11)	(0.09)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and option transactions	3.52	0.11		(0.71)	1.31	2.42	(4.44)
Total income (loss) from investment operations	3.44	0.04		(0.82)	1.22	2.37	(4.49)

Paid-in-Capital from redemption fees (1,2)	0.00	0.00		0.00	0.00	0.00	0.00

Net asset value, end of period	$12.38	$8.94		$8.90	$9.72	$8.50	$6.13
Total return (3)	38.48%	0.45	% (4)	(8.44)%	14.35%	38.66%	(42.28)%
Net assets, end of period (in 000s)	$36,390	$38,917		$50,714	$61,768	$58,456	$38,076

Ratio of gross expenses to average net assets (5)	1.74%	1.65	% (6)	1.74%	1.65%	1.63%	1.61%
Ratio of net expenses to average net assets	1.50%	1.50	% (6)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.73)%	(0.90	)% (6)	(1.14)%	(1.01)%	(0.78)%	(0.54)%
Portfolio turnover rate	20%	46	% (4)	25%	59%	44%	45%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. The returns shown exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total return would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

15

The Biondo Focus Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended	Period Ended		Year Ended	Period Ended
	December 31,	December 31,		January 31,	January 31,
	2013	2012*		2012	2011 (1)

Net asset value, beginning of period	$8.91	$9.38		$10.61	$10.00
Activity from investment operations:
Net investment loss (2)	(0.35)	(0.24)		(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments and option transactions	5.36	(0.23)		(0.98)	0.85
Total income (loss) from investment operations	5.01	(0.47)		(1.23)	0.61

Paid-in-Capital from redemption fees (2)	0.00 (3)	—		0.00 (3)	—

Net asset value, end of period	$13.92	$8.91		$9.38	$10.61
Total return (4)	56.23%	(5.01	)% (6)	(11.59)%	6.10	% (6)
Net assets, end of period (in 000s)	$20,552	$14,115		$18,920	$20,966

Ratio of expenses to average net assets including interest expense	3.58%	3.35	% (5)	2.62%	3.05	% (5)
Ratio of expenses to average net assets excluding interest expense	2.82%	2.55	% (5)	2.34%	3.05	% (5)
Ratio of net investment loss to average net assets	(3.11)%	(2.95	)% (5)	(2.48)%	(2.88	)% (5)
Portfolio turnover rate	81%	83	% (6)	75%	55	% (6)

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	The Biondo Focus Fund commenced operations on March 17, 2010.

(2)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

16

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund”, and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and are each an open-end management investment company. The Funds each currently offer Investor Class shares. The Biondo Growth Fund Investor Class shares commenced operations on May 3, 2006 and are offered at net asset value. The Biondo Focus Fund Investor Class shares commenced operations on March 17, 2010 and are offered at net asset value. The Biondo Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012. The Biondo Growth Fund formerly offered Class C shares. During a meeting of the Board of Trustees for the Biondo Growth Fund held on February 6th and 7th, 2013, the Board determined that it was in the best interests of the Fund and its shareholders to close Class C. Shareholders received either a distribution of their prorata share of the Class C net assets or were moved into the Investor Class and Class C was closed on February 28, 2013.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of U.S. companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality,

17

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at their fair market value as determined in good faith by the Trust’s fair value team and in accordance with the Trust’s “fair value” procedures. The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. These fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into

18

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Funds’ investments measured at fair value:

19

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$34,992,495	$—	$—	$34,992,495
Put Options Purchased	96,000	—	—	96,000
Short-Term Investments	1,635,866	—	—	1,635,866
Total	$36,724,361	$—	$—	$36,724,361

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$588,525	$—	$588,525

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$20,617,567	$—	$—	$20,617,567
Short-Term Investments	454,506	—	—	454,506
Total	$21,072,073	$—	$—	$21,072,073

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$785,487	$—	$785,487

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting year.

* Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of

20

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolios. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolios. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2013, The Biondo Growth Fund and The Biondo Focus Fund had net realized gain (loss) from written options of $285,671 and $(113,054), respectively, on options subject to equity price risk. These realized gains/(losses) are included in the line items marked “Net realized gain (loss) on transactions from options written” on the Statements of Operations and “Accumulated net realized loss from security transactions and options transactions” on the Statements of Assets and Liabilities. For the year ended December 31, 2013, The Biondo Growth Fund had net unrealized appreciation of $47,850, on purchased options subject to equity price risk and these unrealized appreciation amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on purchased options” on the Statement of Operations. The value of such purchased options is $96,000 and is included in “Investment Securities, at value” in the Statements of Assets and Liabilities. For the year ended December 31, 2013, The Biondo Growth Fund and The Biondo Focus Fund had net unrealized depreciation of $313,445 and $343,714, respectively, on written

21

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

options subject to equity price risk and these unrealized depreciation amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations in this shareholder report.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of call option contracts written and the premiums received by the Funds during the year ended December 31, 2013, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—	—	$—
Options written	415	770,867	570	1,034,572
Options exercised	(75)	(157,173)	(19)	(32,361)
Options expired	—	—	—	—
Options closed	(175)	(338,614)	(296)	(560,438)
Options outstanding, end of year	165	$275,080	255	$441,773

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2013.

The Biondo Growth Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$588,525	(1)	$588,525	(2)	$—	$—
Total	$588,525		$588,525		$—	$—

The Biondo Focus Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$785,487	(1)	$785,487	(2)	$—	$—
Total	$785,487		$785,487		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

22

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Sector Risk - The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$6,849,533	$21,982,794
The Biondo Focus Fund	15,755,355	19,937,095

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

23

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Fund
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation) does not exceed the following:

Fund	Investor Class
The Biondo Growth Fund	1.50%

These amounts will herein be referred to as the “expense limitations.” For the year ended December 31, 2013, the Advisor waived fees in the amount of $82,677 for The Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and The Biondo Growth Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2013, the Advisor has $366,437 of waived expenses that may be recovered by the following dates:

Fund	January 31, 2014	January 31, 2015	December 31, 2015	December 31, 2016
The Biondo Growth Fund	$85,061	$134,548	$64,151	$82,677

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Investor Class shares.  The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2013, The Biondo Growth Fund Investor Class and Class C were charged $87,471 and $391, respectively, and The Biondo Focus Fund was charged $39,796, pursuant to the Plan.

24

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of GFS. For the year ended December 31, 2013, the Distributor received no underwriting commissions.

Pursuant to separate servicing agreements with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2014 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of, i) at the lender’s prime rate minus 0.50% or ii) 2.75% per annum at the time of borrowing. During the year ended December 31, 2013, the Fund incurred $121,204 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended December 31, 2013 were $4,383,562 and 2.75%, respectively. The largest outstanding borrowing during the year ended December 31, 2013 was $5,000,000. As of December 31, 2013, the Fund had $2,499,999 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund. As of December 31, 2013, the Fund had $11,025,014 in securities pledged as collateral for the line of credit.

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2013, the Funds assessed $1,547 and $39 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

25

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

7.	TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Loss	Other	Unrealized	Total
	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Growth Fund	$(10,478,737)	$(4,833)	$15,362,049	$4,878,479
Focus Fund	(456,429)	—	6,048,327	5,591,898

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles. The difference between book basis and tax basis accumulated net investment loss for the Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $4,833.

At December 31, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Growth Fund	$8,734,761	$—	$8,734,761	2018
	1,743,976	—	1,743,976	2019
	$10,478,737	$—	$10,478,737

Focus Fund	$237,127	$219,302	$456,429	Non-expiring

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Funds for the year ended December 31, 2013 as follows:

	Paid	Accumulated
	In	Net
Fund	Capital	Investment Loss
Growth Fund	$(257,160)	$257,160
Focus Fund	(494,942)	494,942

8.	CONCENTRATION

As of December 31, 2013, the Biondo Focus Fund had 28.6% of the value of net assets invested in stocks and warrants within the Bank sector.

26

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Biondo Growth Fund and The Biondo Focus Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities of The Biondo Growth Fund and The Biondo Focus Fund (the “Funds”), each a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolios of investments, as of December 31, 2013, and the related statements of operations and the statement of cash flows for the Biondo Focus Fund for the year then ended, the statements of changes in net assets for each of the years and period presented and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund and Biondo Focus Fund as of December 31, 2013, and the results of their operations and the cash flows of the Biondo Focus Fund for the year then ended, the changes in their net assets for each of the years and period presented and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2014

28

The Biondo Funds

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of The Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/13	12/31/13	7/1/13– 12/31/13	7/1/13– 12/31/13
The Biondo Growth Fund	$1,000.00	$1,231.80	$8.44	1.50%
The Biondo Focus Fund	1,000.00	1,343.60	19.85	3.36%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	71/1/13	12/31/13	7/1/13– 12/31/13	7/1/13– 12/31/13
The Biondo Growth Fund	$1,000.00	$1,017.64	$7.63	1.50%
The Biondo Focus Fund	1,000.00	1,008.27	17.01	3.36%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

29

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	609,702,446	7,380,704
Mark D. Gersten	609,750,246	7,332,904
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark H. Taylor	608,885,975	8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

30

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Biondo Focus Fund and Biondo Growth Fund * - Adviser-Biondo Investment Advisors, LLC

In connection with the regular meeting held on September 24-25, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“Biondo”) and the Trust, with respect to the Biondo Focus Fund (“Biondo Focus”) and Biondo Growth Fund (“Biondo Growth”) (each a “Fund”, collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Biondo was founded in 2004 as an independent investment management firm and currently manages approximately $326 million for individuals and institutions. The Trustees reviewed the background information provided on the key investment personnel and considered it a positive that although the firm was formed in 2004, the core of this team has been managing money since 1991, possessing competencies in portfolio management, research, operations, business development, compliance, client service, and marketing. The Trustees noted that Biondo’s philosophy that “a company’s stock price is determined by its underlying earnings growth”, requires continuous research to follow over 1000 companies analyzing their P/E ratios, future earnings growth, price momentum, and several other economic factors. The Trustees noted that additional qualitative analysis and quantitative measures are used to determine which investments will be added to each Fund’s portfolio. The Trustees considered that Biondo had described a variety of market risks associated with the trading of any portfolio and admits there is no secret weapon to eliminate all risks and makes little effort to mitigate market risk, but believes the primary tools it must use to mitigate risk is its strong conviction in the quality of its in-depth research analysis conducted before making investment decisions and a strong conviction in its sell side discipline. The Trustees noted that Biondo monitors compliance with the Funds’ investment limitations using a checklist of restrictions which is reviewed prior to entering each trade. The Trustees reviewed Biondo’s broker-dealer selection process and were satisfied with Biondo’s approach. They noted that Biondo did not experience any material compliance or litigation issues since the last contract approval that would impede its ability to operate. The Trustees acknowledged that Biondo is a well-organized firm with experience up and down the bench and concluded it will continue to provide a level of high quality service to the Funds and their respective shareholders.

Performance.

Biondo Focus - The Trustees reviewed the Fund’s performance over the last 1 year and since inception noting that the Fund’s performance improved dramatically during the year outperforming the peer group average with returns of 17.73% versus 16.90%. They further noted that the Fund had also outperformed the Morningstar Large Growth category average, 17.17%, during the one year period. With respect to the Fund’s since inception performance, the Trustees noted the Fund’s underperformance relative to its benchmarks (1.50% vs. 9.91% for the peer group and 10.64% for the Morningstar category). They noted that the underperformance may be attributed to focused allocations that performed poorly in 2011, and further noted that in the last 12 months, Biondo has made various enhancements to its security selection process which have shown better results in recent periods. They discussed the Fund’s MPT statistics and volatility measures noting that both further confirm that Biondo had more volatility with less return than the benchmarks. They considered positively, however, that Biondo continues to work on improving its process as it attempts to meet the Fund’s objective of long term capital appreciation.

Biondo Growth – The Trustees reviewed the Fund’s performance over the last 1 year, 5 year and since inception periods. They noted that although the Fund had returned positive returns in each period (14.33%, 0.40% and 0.41%, respectively) it had underperformed its peer group and the Large Growth Morningstar category during each period. They

31

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

considered, however, that the Fund has performed better recently due to enhancements made to Biondo’s process. They considered that the upside/downside ratio shows good upside capture, but poor protection resulting in high downside capture. The Trustees discussed the relative strength measures implemented by Biondo in an effort to keep the upside capture stable while, at the same time, trying to reduce the downside capture. The Trustees noted that Biondo had indicated that, as the Fund continues to improve its performance, it believes the Fund’s goal of capital appreciation can be achieved.

Fees and Expenses.

Biondo Focus – The Trustees noted the Fund’s advisory fee of 1.5% is higher than both the peer group and Morningstar category averages. They further noted that the fee is higher than others in the peer group. They considered that the concentrated nature and use of derivatives of Biondo Focus, as compared to the peer group and Morningstar averages, account for the higher fees. Additionally, they noted that Biondo’s representation that the relatively small size of the Fund impacts certain expenses related to the advisory fee and, as the Fund grows, Biondo anticipates that the Fund’s overall expense ratio will be more in-line with its peers. The Trustees compared the fee to the advisory fees charged by Biondo to its SMA clients and noted that the Fund’s advisory fee is lower by as much as 0.50%, and equal to the fee charged for accounts between $5 million and $10 million. After discussion, the Trustees concluded the fee was reasonable.

Biondo Growth – The Trustees noted that the Fund’s advisory fee is 1.00%. They further noted that it is equal to the highest fee in the peer group, and higher than both the peer group and Morningstar category average (0.77% and 0.67%, respectively). The Trustees compared the fee to the advisory fees charged by Biondo to its SMA clients and noted that the Fund’s advisory fee is lower by as much as 0.75% but higher than the 0.75% fee for accounts between $5 million and $10 million. After discussion, the Trustees concluded the fee was reasonable.

Economies of Scale. The Trustees noted that Biondo indicated that it is amenable to the discussion of breakpoints in the future, but noted that neither Fund’s current asset levels are high enough to justify breakpoints at this time. After discussion, it was the consensus of the Trustees that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited as the size of the Fund increases.

Profitability. The Trustees noted that, with respect to each Fund, the profit margin as a percent of revenue is fairly high, but the profit in real dollars, in consideration of the time, intellectual capital and proprietary nature of the Funds’ strategies, was not. The Trustees reasoned that the percentage of profit is not the only relevant consideration and agreed that the overall dollars received as compensation is not excessive. They further noted that there are no payments made by the Funds to Biondo other than the advisory fees. The Trustees concluded that the profits for each Fund were not significant or excessive.

Conclusion. Having requested and received such information from Biondo as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Biondo Funds.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

32

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

12/31/13 – NLFT_v4

33

The Biondo Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-263-9260.

12/31/13 – NLFT_v4

34

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
35

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
36

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

540 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mark Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Dec 2013 - $28,500

Dec 2012 - $28,000

Jan 2012 - $ 28,000

2011 - $ 28,000

(b)

Audit-Related Fees

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(c)

Tax Fees

2013 – $ 4,000

2012 – $ 4,000

2011 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Dec 2013

Dec 2012

Jan2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2013 - $4,000

Dec 2012 - $4,000

Jan 2012 - $ 4,000

`

2011 - $ 4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/4/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/4/14